SUPPLEMENT DATED AUGUST 1, 2022

TO THE VARIABLE ANNUITY PROSPECTUS DATED

MAY 2, 2016

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

VALIC SEPARATE ACCOUNT A

Fixed and Variable Deferred Annuity Contracts

Equity Director

This supplement updates certain information in the Variable Account Options subsection of the prospectus (the “Prospectus”). You should read this supplement in conjunction with your Prospectus and retain for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

Effective on or about July 25, 2022 (the “Effective Date”), the VALIC Company I Mid Cap Strategic Growth Fund and VALIC Company I Science & Technology Fund (each, a “Fund” and collectively, the “Funds”) changed its sub-adviser from Allianz Global Investors U.S. LLC (“Allianz”) to Voya Investment Management Co. LLC (“Voya”). Accordingly, on the Effective Date, as it pertains to the Funds, the Adviser/Sub-Adviser found in the list of Variable Account Options and corresponding Adviser/Sub-Advisers is deleted and replaced with the information below.

Variable Account Options	Adviser/Sub-Adviser
Mid Cap Strategic Growth Fund	Adviser: VALIC Sub-Advisers: Janus Capital Management LLC and Voya Investment Management Co. LLC
Science & Technology Fund	Adviser: VALIC Sub-Advisers: T. Rowe Price Associates, Inc., Voya Investment Management Co. LLC, and Wellington

You should read the Fund prospectus for more detailed information about the Fund. The Fund prospectus may be obtained by vising our website at https://www.aigrs.com/prospectus-and-reports/annuities or by calling us at 1-800-448-2542.

Please keep this Supplement with your Prospectus.